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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: August 31, 2000


                              Semtech Corporation
            (Exact name of registrant as specified in its charter)


           Delaware                      1-6395                         95-2119684
(State or other jurisdiction of        (Commission           (IRS Employer Identification No.)
 incorporation or organization)        File Number)

          652 Mitchell Road
       Newbury Park, California                                        91320
(Address of Principal Executive Offices)                             (Zip Code)


                                (805) 498-2111
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         ------------

            The Registrant issued the press release, filed as Exhibit 99.1 hereto, on August 22, 2000.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number    Description of Document
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99.1              Press Release of the Registrant dated August 22, 2000.

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                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2000                    SEMTECH CORPORATON



                                    By:   /s/   David G. Franz, Jr.
                                       ----------------------------------
                                        David G. Franz, Jr.
                                        Chief Financial Officer

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                              INDEX TO EXHIBITS


Exhibit Number    Description of Document
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99.1              Press Release of the Registrant dated August 22, 2000.

                                      -3-